                                                                    EXHIBIT 10.2

                 MODIFICATION OF LOAN AND SECURITY AGREEMENTS
                  PROMISSORY NOTES AND RELATED LOAN DOCUMENTS

         THIS MODIFICATION AGREEMENT (this "Agreement") is made and entered into this 30th day of November, 1997, by and among WORLD MARKETING ALLIANCE, INC., a GEORGIA corporation (hereinafter referred to as "WMA"), S. HUBERT
HUMPHREY, JR., a resident of the State of Georgia (hereinafter referred to as "Humphrey"), WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO, an Ohio corporation (hereinafter referred to as "WRL"), and MONEY SERVICES, INC., a Delaware corporation (hereinafter referred to as "MSI") (WMA and HUMPHREY are sometimes hereinafter referred to collectively as the "Borrowers" and WRL and MSI are sometimes hereinafter referred to collectively as the "Lenders").

                                  WITNESSETH:

         WHEREAS, WMA and/or Humphrey and WRL and/or MSI have heretofore entered into those certain loan documents more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof (hereinafter referred to collectively as the "Loan Documents") wherein Lenders agreed, from time to time, to extend credit to the Borrowers as more particularly set forth in said Loan Documents (such actual extensions of credit being hereinafter referred to individually as a "Loan" and collectively as the "Loans"); and

         WHEREAS, the Loans are each repayable on the terms and conditions set forth in the Loan Documents pertaining to each particular Loan (hereinafter referred to as the "Repayment Terms"); and

         WHEREAS, Borrowers have requested and Lenders have agreed to certain modifications to the Loan Documents to provide for, among other things, (i) the adjustment of Loan balances to reflect the current outstanding principal balance of each Loan as of the date hereof; (ii) a Four Million dollar increase in the amount of credit available to WMA under the terms of the Loan Documents more particularly described in paragraph (1) and (2) of Exhibit "A" attached hereto; (iii) the termination of the practice of applying the Credits (as defined in that certain Modification of Loan and Security Agreements by and between Borrowers and Lenders dated December 23, 1996) (the "1996 Modification") as a credit against the outstanding principal balance of the Loans; (iv) the revision of the Repayment Terms of the Loans, (v) the extension of the maturity dates of the Loans; (vi) the addition of all accrued but unpaid interest due on each particular Loan as of November 30, 1997 to the outstanding principal balance of such Loan; and (vi) the waiver of all July 1, August 1, September 1, October 1, and November 1, 1997 principal payments due on said Loans.

         NOW, THEREFORE, for and in consideration of TEN AND NO/100 ($10.00) DOLLARS in hand by each party hereto to the others, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Lenders do hereby agree as follows:

         1. The Four Million Two Hundred Fifty Thousand and No/100 ($4,250,000.00) Dollar outstanding principal balance presently due and payable to WRL by WMA pursuant to the terms and conditions of that certain Commission Loan Advance Agreement dated June 1, 1994 by and between WRL and WMA is and shall be reduced by the sum of Three Million Seven Hundred Thirty Five Thousand and No/100 ($3,735,000.00) Dollars, said sum being equal to the accrued but unused cumulative Credits due to WMA as of September 30, 1997 under and pursuant to the terms of the 1996 Modification. After the application of the aforesaid Credits, the outstanding principal balance due to WRL under the terms of the Commission Advance Loan Agreement shall be Five Hundred Fifteen Thousand and No/100 ($515,000.00) Dollars and shall be repaid by WMA, without interest thereon, over a three year term in equal monthly installment of principal, with the balance due on or before October 1, 2000. WMA hereby agrees to execute and deliver to WRL, simultaneously herewith, that certain Commission Advance Loan Agreement Promissory Note attached hereto as Exhibit "B" and incorporated by reference as though fully set forth herein.

         2. From and after the date hereof, the credit available to WMA under the Line of Credit Promissory Note described in paragraph 2 of Exhibit "A" attached hereto and by this reference shall be increased to $14,750,000.00.

         3. Except as otherwise provided in Paragraph 1 above, from and after the date hereof, no further Credits shall be applied against the outstanding principal balance of any Loan presently existing by and among Borrowers and Lenders. In lieu thereof, WRL agrees that an amount equal to the Credits shall hereafter be paid to WMA as additional first year commissions with respect to WMA's sale of WRL's Freedom Equity Protector and Freedom Financial Builder variable universal life insurance products.

         4. Except as otherwise provided in Paragraph 1 above, the Repayment Terms of all Promissory Notes set forth on Exhibit "A" attached hereto shall be amended to provide for a one hundred and eighty (180) month amortization schedule with the first monthly installment of principal and interest becoming due and payable on the first (1st) day of December, 1997. Thereafter installments of principal and interest shall be due and payable monthly on the same day of each and every month thereafter through and including the first
(1st) day of October, 2012, and on the first (1st) day of November, 2012, the entire outstanding principal balance of all of the aforesaid Promissory Notes, together with accrued but unpaid interest thereon, shall become finally due and payable. Interest on the foregoing Promissory Notes shall be based on the "Contract Rate" (as hereinafter defined) which rate as of the date hereof is six and fifty-eight/one-hundredths (6.58%) percent per annum (subject to adjustment as set forth in said Promissory Notes). The Contract Rate is equal to the "All-in Cost" (as defined below) on a fully negotiated basis for Aegon USA, Inc. ("Aegon"), an Iowa corporation, senior debt instruments having a five (5) year maturity ("Aegon Debt Instruments"). For purposes of this Note, the "All-in Cost" is that price quoted by an underwriter for the cost of issuance of Aegon Debt Instruments based on: (a) the bid price for United States Treasury Notes having a maturity date closest to five (5) years ("5 Year Treasuries"), plus (b) the "All-in Spread" for the Aegon Debt Instruments. The "All-in Spread" is equal to the credit spread (versus 5 Year Treasuries) of Aegon for Aegon Debt Instruments, plus the amount of the amortized gross fees that would be chargeable by such underwriter to Aegon for the issuance of Aegon Debt Instruments. For example, the initial Contract Rate set forth in this Note is equal to the All-in Cost of 6.58% which was quoted by the Union Bank of Switzerland, as underwriter, and which was computed by adding (i) the current bid price of 5 Year Treasuries of 6.04%, plus (ii) the .545% All-in Spread of Aegon Debt Instruments, as set forth on the attached Schedule 1.

All accrued but unpaid interest due on said Promissory Notes as of November 30, 1997 shall be added to the current outstanding principal balance of said Promissory Notes. Borrowers hereby agree to execute and deliver to Lenders, simultaneously herewith, replacement promissory notes incorporating the modifications described herein.

         5. Paragraph 1.5 of the Loan and Security Agreement described in Paragraph No. 8 of Exhibit "A" attached hereto is deleted in its entirety and the following new Paragraph 1.5 is substituted in lieu thereof.

         "1.5 Intentionally Omitted."

         6. Borrowers hereby agree that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver or agreement to extend time for the performance by Borrowers, which may have occurred with respect to any matter relating to the Loans, as hereby amended, shall require or imply any future indulgence or waiver by Lenders or any further agreement by Lenders to extend any time for performance by the Borrowers.

         7. Borrowers do hereby reaffirm and restate, as of the date hereof, all covenants, representations and warranties set forth in the Loan Documents.

         8. Except as expressly amended and modified herein, all terms, covenants and provisions of the Loan Documents shall remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified herein.

         9. Nothing herein contained shall affect or be construed to affect the lien of the Loan Documents nor shall this Agreement constitute a novation of the indebtedness evidenced by the Loans.

         10. Any capitalized terms used herein and not otherwise defined herein shall have the same meaning given them in the Loan Documents.

                            (Continued on next page)

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal on the day and year first above written.

                                    WMA:

                                    WORLD MARKETING ALLIANCE, INC.,
                                    a Georgia corporation

                                    By: /s/ Thomas W. Montgomery
                                       ---------------------------------
                                       Thomas W. Montgomery
                                       Executive Vice President

                                    (CORPORATE SEAL)


                                    HUMPHREY:

                                    /s/ S. Hubert Humphrey, Jr. (SEAL)
                                    ----------------------------
                                    S. Hubert Humphrey, Jr.

                                    WRL:

                                    WESTERN RESERVE LIFE ASSURANCE CO.
                                    OF OHIO, a Ohio corporation

                                    By:_______________________________
                                      Name:___________________________
                                      Title:__________________________

                                             (CORPORATE SEAL)


                                    MSI:

                                    MONEY SERVICES, INC.
                                    a Delaware corporation

                                    By:_______________________________
                                       Patrick DePalma
                                       President

                                             (CORPORATE SEAL)

                                   EXHIBIT "A"

                                 LOAN DOCUMENTS

1. Loan Consolidation and Line of Credit Agreement dated November 17, 1995 by and between World Marketing Alliance, Inc. ("WMA"), as Borrower, S. Hubert Humphrey, Jr. ("Humphrey"), as Guarantor, and Money Services, Inc. ("MSI"), as Lender, evidencing a $7,750,000 loan from MSI to WMA, as the same has been modified and amended by that certain (i) First Amendment to Loan Consolidation and Line of Credit Agreement, Line of Credit Promissory Note, Security Agreement, Unconditional Guaranty of Payment and Performance and Pledge and Security Agreement dated September 5, 1996 by and between WMA, Humphrey and MSI (the "First Amendment"); (ii) Second Amendment to Loan Consolidation and Line of Credit Agreement, Line of Credit Promissory Note, Security Agreement, Unconditional Guaranty of Payment and Performance and Pledge and Security Agreement dated December 23, 1996 by and between WMA, Humphrey and MSI (the "Second Amendment") and; (iii) Modification of Loan and Security Agreements dated December 23, 1996 by and between WMA, Humphrey and MSI (the "Modification Agreement").

2. Line of Credit Promissory Note dated November 17, 1995 from WMA payable to the order of MSI in the original face principal amount of $7,750,000, as the same has been modified and amended by the First Amendment, Second Amendment and the Modification Agreement.

3. Commission Advance Loan Agreement dated June 1, 1994 by and between WRL and WMA, as the same has been modified and amended by the Modification Agreement.

4. Loan and Security Agreement dated August 2, 1994 by and between Humphrey, as Borrower, WMA, as Guarantor, and MSI, as Lender, evidencing a $1,100,000 loan from MSI to Humphrey, as the same has been modified and amended by the Modification Agreement.

5. Promissory Note dated August 2, 1994 from Humphrey payable to the order of MSI in the original face principal amount of $1,100,000, as the same has been modified and amended by (i) First Amendment of Promissory Note dated April 26, 1996 by and between Humphrey and NISI, and (ii) the Modification Agreement.

6. Loan and Security Agreement dated May 24, 1994 by and between WMA, as Borrower, and WRL, as Lender, evidencing a $500,000 loan from WRL to WMA, as the same has been modified and amended by the Modification Agreement.

7. Promissory Note dated May 24, 1994 from WMA payable to the order of WRL in the original face principal amount of $500,000, as the same has been modified and amended by the Modification Agreement.

8. Loan and Security Agreement dated December 23, 1993 by and between WMA and Humphrey, as Borrower, and WRL, as Lender, evidencing a $5,000,000 loan from WRL to

     WMA and Humphrey, as the same has been modified and amended by the Modification Agreement.

9. Promissory Note dated December 23, 1993 from WMA and Humphrey payable to the order of WRL in the original face principal amount of $2,800,000.00, as the same has been modified and amended by the Modification Agreement.

10. Loan and Security Agreement dated May 10, 1995 by and between WMA, as Borrower, Humphrey, as Guarantor, and WRL, as Lender, evidencing a $1,500,000 loan from WRL to WMA, as the same has been modified and amended by the Modification Agreement.

11. Promissory Note dated May 10, 1995 from WMA payable to the order of WRL in the original face principal amount of $1,500,000, as the same has been modified and amended by the Modification Agreement.

12. Loan and Security Agreement dated November 15, 1996 by and between Eagle Consulting, Inc. ("Eagle") and MSI, evidencing a $2,100,000 loan from MSI to Eagle, which has been assumed by WMA pursuant to that certain Loan Assumption Agreement dated November 15, 1996 by and among Eagle, MSI and WMA (the "Assumption Agreement"), as the same has been modified and amended by the Modification Agreement.

13. Promissory Note dated November 15, 1996 from Eagle payable to the order of MSI in the original face principal amount of $2,100,000, as assumed by WMA pursuant to the Assumption Agreement, as the same has been modified and amended by the Modification Agreement.

                         FIRST AMENDMENT AND RESTATEMENT
                               OF PROMISSORY NOTE

     THIS FIRST AMENDMENT AND RESTATEMENT OF PROMISSORY NOTE is made and entered into this 30th day of November, 1997, by and between WORLD MARKETING ALLIANCE, INC., a Georgia corporation (hereinafter referred to as "Borrower") and MONEY SERVICES, INC., a Delaware corporation (hereinafter referred to as "Lender").

                    ARTICLE A - BACKGROUND AND CONSIDERATION

     A-1. BACKGROUND. On November 17, 1995, Borrower incurred certain indebtedness (the "Loan") owing to Lender, and to evidence the Loan executed and delivered to Lender that certain Promissory Note dated November 17, 1995, in the face principal amount of $7,750,000.00 (the "Note"). The Note and all other documents to or of which Lender is a party or beneficiary evidencing, securing or otherwise relating to the Loan are hereinafter referred to collectively as the "Loan Documents". Lender and Borrower have previously modified and amended the Loan pursuant to that certain (i) First Amendment to Loan Consolidation and Line of Credit Agreement, Line of Credit Promissory Note, Security Agreement, Unconditional Guaranty of Payment and Performance and Pledge and Security Agreement dated September 5, 1996 by and between Borrower, S. Hubert Humphrey ("Humphrey") and Lender (the "First Amendment"); (ii) Second Amendment to Loan Consolidation and Line of Credit Agreement, Line of Credit Promissory Note, Security Agreement, Unconditional Guaranty of Payment and Performance and Pledge and Security Agreement dated December 23, 1996 by and between Borrower, Humphrey and Lender (the "Second Amendment"); (iii) Modification of Loan and Security Agreements dated December 23, 1996 by and between Borrower, Humphrey and Lender (the "First Modification Agreement"); and (iv) Modification of Loan and Security Agreements, Promissory Notes and Related Loan Documents dated November 30, 1997, by and among Borrower, Lender, Humphrey and Western Reserve Life Assurance Co. Of Ohio, an Ohio corporation (the "Second Modification Agreement"). Borrower and Lender have agreed to further modify and amend the Note, to increase the principal balance thereof to $14,750,000, to revise the amortization schedule, to change the interest rate and to extend the maturity date thereof Borrower and Lender desire to amend and restate the Note to provide for said modifications.

     A-2. CONSIDERATION. For and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as set forth hereinbelow.

                              ARTICLE B - AGREEMENT

     B-1. AMENDMENT AND RESTATEMENT. Borrower and Lender do hereby amend and restate the Note by deleting therefrom all of the provisions of said Note in its entirety and by inserting in lieu thereof all the provisions of the promissory note now bearing the title "First Amended and Restated Promissory Note," which is attached hereto as Exhibit "A" and incorporated by reference as though fully set forth herein.

     B-2. ORIGINAL INSTRUMENT. Borrower and Lender agree that henceforth the First Amended and Restated Promissory Note attached hereto shall serve as the original instrument evidencing the $14,750,000.00 aggregate indebtedness referred to herein, together with any and all charges accrued thereon.

     B-3. OUTSTANDING BALANCE. Borrower and Lender acknowledge and agree that, as of the date hereof, the aggregate outstanding principal balance, plus accrued but unpaid interest, due on the Note is $10,490,380.42.

                        ARTICLE C - GENERAL CONDITIONS

     C-1. NO WAIVER OR IMPLICATION. Borrower hereby agrees that nothing herein shall constitute a waiver by Lender of any default, whether known or unknown, which may exist under the Note or any other Loan Document. Borrower hereby further agrees that no action, inaction or agreement by Lender, including, without limitation, any indulgence, waiver, consent or agreement of modification which may have occurred or been granted or entered into with respect to nonpayment of the Loan or any portion thereof, or with respect to matters involving security for the Loan, shall require or imply any future indulgence, waiver, consent or agreement by Lender. Borrower hereby acknowledges and agrees that Lender has made no agreement, and is in no way obligated, to grant any future indulgence, waiver or consent or to enter into any further agreement of modification with respect to the Loan or any matter relating to the Loan.

     C-2. SUCCESSORS AND ASSIGNS. This First Amendment and Restatement of Promissory Note shall be binding upon and shall insure to the benefit of the parties hereto, their respective heirs, successors, successors-in-title and assigns.

     C-3. MISCELLANEOUS. All personal pronouns used herein whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of articles and sections as set forth herein are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provision hereof.

                            (Continued on Next Page)

     IN WITNESS WHEREOF, Borrower and Lender have hereunto set their hands and affixed their seals as of the day and year first above written.

                                    BORROWER:

                                    WORLD MARKETING ALLIANCE, INC., a
                                    Georgia corporation

                                    By: /s/ Thomas W. Montgomery
                                       ---------------------------------
                                       Thomas W. Montgomery
                                       Executive Vice President


                                             (CORPORATE SEAL)


                                    LENDER:

                                    MONEY SERVICES, INC., a Delaware
                                    corporation


                                    By:_________________________________
                                       PATRICK DE PALMA
                                       PRESIDENT


                                             (CORPORATE SEAL)

                           FIRST AMENDED AND RESTATED
                         LINE OF CREDIT PROMISSORY NOTE

$14,750,000.00                                                 November 30, 1997
                                                                Atlanta, Georgia

     FOR VALUE RECEIVED, the undersigned, WORLD MARKETING ALLIANCE, INC., a Georgia corporation (hereinafter referred to as "Maker"), promises to pay to the order of MONEY SERVICES, INC., a Delaware corporation (hereinafter referred to as "Payee"; Payee, and any subsequent holder(s) hereof, being hereinafter referred to collectively as "Holder"), without grace except as otherwise provided herein, at the office of Holder at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of Fourteen Million Seven Hundred Fifty Thousand and No/100 ($14,750,000.00) Dollars, or such other lesser amounts as shall be noted on the attached Schedule of Loans and Payments of Principal pursuant to the authority set forth in this Note, together with simple interest on so much thereof as is from time to time outstanding and unpaid, from the date hereof, at the six and fifty-eight/one-hundredths (6.58%) percent per annum (the "Contract Rate") (subject to adjustment as hereinafter provided) in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private.

     The Contract Rate is equal to the "All-in Cost" (as defined below) on a fully negotiated basis for Aegon USA, Inc. ("Aegon"), an Iowa corporation, senior debt instruments having a five (5) year maturity ("Aegon Debt Instruments"). For purposes of this Note, the "All-in Cost" is that price quoted by an underwriter for the cost of issuance of Aegon Debt Instruments based on:
(a) the bid price for United States Treasury Notes having a maturity date closest to five (5) years ("5 Year Treasuries"), plus (b) the "All-in Spread" for the Aegon Debt Instruments. The "All-in Spread" is equal to the credit spread (versus 5 Year Treasuries) of Aegon for Aegon Debt Instruments, plus the amount of the amortized gross fees that would be chargeable by such underwriter to Aegon for the issuance of Aegon Debt Instruments. For example, the initial Contract Rate set forth in this Note is equal to the All-in Cost of 6.58% which was quoted by the Union Bank of Switzerland, as underwriter, and which was computed by adding (i) the current bid price of 5 Year Treasuries of 6.04%, plus
(ii) the .545% All-in Spread of Aegon Debt Instruments, as set forth on the attached Schedule 1. During the term of this Note, the Contract Rate charged herein shall be recalculated every fifth (5th) year on the anniversary date of this Note to equal the then current "Average All-in Cost". The "Average All-in Cost" shall be equal to the average of quotations of the All-in Cost obtained from two underwriters, one of which shall be selected by the Maker and one of which shall be selected by the Holder. In the event either Maker or Holder fail to obtain a quotation as of the aforesaid recalculation date, then the quotation obtained by one party shall, for purposes of this Note, be deemed to be the Average All-in Cost. In the event both Maker and Holder fail to obtain bona fide quotations of All-in Cost as of the recalculation date, then the Average All-in Cost shall be deemed to be equal to that rate which is fifty basis points above the bid price of 5 Year Treasuries as of such date.

     Said principal and interest shall be paid in the following manner, to wit:

     Installments of principal plus accrued interest at the foregoing rate, based on a fifteen (15) year amortization schedule, shall be due and payable monthly, in arrears, commencing on the first (1st) day of December, 1997 and continuing on the first (1st) day of each and every month thereafter through and including the first (1st) day of October, 2012, and on the first (1st) day of November, 2012, the entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, shall be due and payable in full.

  It is hereby expressly agreed that should any default be made in the payment of principal or interest as stipulated above, or should any default be made in the performance of any of the covenants or conditions contained in the "Loan Documents" (as that term is hereinafter defined), or any of them, then after the expiration of any applicable grace period, and in such event, the principal indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents, or any of them, together with all unpaid interest accrued thereon, shall, at the option of Holder and without further notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. If the Maker shall fail to make timely payment of principal or interest on this Note, or fail to comply with any of the terms of said Loan Documents, such failure shall constitute a default hereunder. Maker shall have five (5) business days following receipt of written notice thereof from Holder arising out of the non-payment of money within which to cure such default. In the event of a default arising under Sections 6.3, 6.4 and 6.13 of the Loan Consolidation and Line of Credit Agreement (as hereinafter defined), Maker shall have thirty (30) business days following receipt of written notice thereof from Holder to cure such default, provided, however, that if such a default occurs which may not reasonably be cured within said thirty (30) business days after notice thereof, the occurrence of such a default will not constitute a default hereunder so long as efforts are commenced within said thirty (30) day period to cure such default and thereafter diligently pursued until cure is accomplished; provided, however, if no event shall (i) such cure period extend beyond ninety (90) days from the date on which Maker receives written notice of such default from Holder; and (ii) said extended cure period shall apply only if there exists a reasonable likelihood that such default can be cured within said ninety (90) day period. The notice and cure rights herein granted shall not apply to defaults arising under Sections 6.6, 6.7 and 6.11 of the Loan Consolidation and Line of Credit Agreement or to Sections 6.9 and
6.10 of the same if the agreements or contracts described in said Sections 6.9 and 6.10 already provide Maker rights of notice and cure. After the expiration of such notice and cure periods, interest shall accrue on the outstanding principal balance of this Note and for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein, at the rate equal to the maximum rate allowed to be charged Maker under Iowa law, or, in the event no such maximum rate is then established, at the rate of eighteen (18%) percent per annum. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default. Time is of the essence of this Note. In the event this Note, or any part hereof, is collected by or through an attorney-at-law, Maker agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees actually incurred by Holder.

     Presentment for payment, demand, protest and notice of demand, protest and non-payment and all other notices are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by

Line of Credit Promissory Note                                            Page 2
reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder hereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Iowa; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change, or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

     This Note is entitled to the benefits and is subject to the provisions of the Loan Consolidation and Line of Credit Agreement by and among Maker, Payee and S. Hubert Humphrey, Jr. (as Guarantor therein) dated November 17, 1995, as modified and amended pursuant to that certain (i) First Amendment to Loan Consolidation and Line of Credit Agreement, Line of Credit Promissory Note, Security Agreement, Unconditional Guaranty of Payment and Performance and Pledge and Security Agreement dated September 5, 1996 by and between Maker, S. Hubert Humphrey, Jr. ("Humphrey") and Payee (the "First Amendment"); (ii) Second Amendment to Loan Consolidation and Line of Credit Agreement, Line of Credit Promissory Note, Security Agreement, Unconditional Guaranty of Payment and Performance and Pledge and Security Agreement dated December 23,1996 by and between Maker, Humphrey and Payee (the "Second Amendment"); (iii) Modification of Loan and Security Agreements dated December 23, 1996 by and between Maker, Humphrey and Payee (the "Modification Agreement"), as amended; and (iv) Modification of Loan and Security Agreements Promissory Notes and Related Loan Documents dated November 30, 1997, by and among Maker, Humphrey, Western Reserve Life Assurance Co. of Ohio and Payee (said Loan Consolidation and Line of Credit Agreement, together with all other documents evidencing or securing or in any way relating to the indebtedness evidenced hereby are hereinafter referred to collectively as the "Loan Documents"); some of which Loan Documents were filed, for record on or about November 17, 1995 with the appropriate governmental authorities.

     If from any circumstances whatsoever, fulfillment of any provision of this Note or of any other instrument evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby, that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

     This Note may be prepaid in whole or in part at any time and from time to time without penalty or charge of any kind.


Line of Credit Promissory Note                                            Page 3

     This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Iowa. Maker hereby submits to personal jurisdiction in the County of Linn, State of Iowa for the enforcement of this Note.

     As used herein the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. In the event that more than one person, firm, or entity is a Maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms, or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

     All notices required to be given under the terms of this Note shall be address:

         To Maker at:      World Marketing Alliance, Inc.
                           400 Perimeter Center Terrace
                           Suite 755
                           Atlanta, Georgia 30346
                           Attention: S. Hubert Humphrey, Jr.

         To Holder at:     Money Services, Inc.
                           4333 Edgewood Road, N.E.
                           Cedar Rapids, Iowa 52499
                           Attention: Patrick Baird

     IN WITNESS WHEREOF, Maker has caused this Note to be executed under Seal on the date first above written.



                                    WORLD MARKETING ALLIANCE, INC.,
                                    a Georgia corporation

                                    By: /s/ Thomas W. Montgomery
                                       ---------------------------------
                                       Thomas W. Montgomery
                                       Executive Vice President

                                             (CORPORATE SEAL)


Line of Credit Promissory Note                                            Page 4